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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                        August 20, 1998 (August 18, 1998)

                        AMERICAN COIN MERCHANDISING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26580
                            (Commission File Number)

            DELAWARE                                      84-1093721
(State or other jurisdiction of                        (I.R.S. Employer
         incorporation)                               Identification No.)

                  5660 CENTRAL AVENUE, BOULDER, COLORADO 80301
              (Address of principal executive offices and Zip Code)

                                 (303) 444-2559
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS.

      On August 18, 1998, American Coin Merchandising, Inc. (the "Company") filed Amendment No. 1 to its Registration Statement on Form S-3 (File No. 333-60267) (the "Registration Statement"). On pages S-9 and S-27 of the Prospectus Supplement contained in the Registration Statement the Company listed its pro forma ratios of earnings to fixed charges for the year ended December 31, 1997 as 1.4 and for the six months ended June 30, 1998 as 1.2. These ratios were incorrect. For the purpose of incorporating the correct ratios into the Registration Statement by reference, the correct pro forma ratio of earnings to fixed charges for the year ended December 31, 1997 is 2.2 and for the six months ended June 30, 1998 is 1.8.




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  August 20, 1998


                                AMERICAN COIN MERCHANDISING, INC.

                        By:     /s/ Jerome M. Lapin
                                -----------------------------------------------
                                Jerome M. Lapin
                        Its:    Chairman, President and Chief Executive Officer